                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement        / /  Confidential, for Use of the Commission
/x/  Definitive Proxy Statement              Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 TIMELINE, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

         -----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 [TIMELINE LOGO]

                                  June 17, 1996

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Timeline, Inc. to be held on Monday, July 15, 1996, at 4:00 P.M., PDT, at the Woodmark Hotel, 1200 Carillon Point, Kirkland, Washington.

         The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to shareholders. I personally look forward to greeting those Timeline shareholders able to attend the meeting.

         Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.

         Thank you.

                                       Sincerely,

                                       /s/ John W. Calahan

                                       John W. Calahan

                                       President, Chief Executive Officer &
                                       Director

                                 TIMELINE, INC.
                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 15, 1996

                             ----------------------

TO THE SHAREHOLDERS OF TIMELINE, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Timeline, Inc., a Washington corporation (the "Company"), will be held on Monday, July 15, 1996, at 4:00 P.M., PDT, at the Woodmark Hotel, 1200 Carillon Point, Kirkland, Washington, for the following purposes:

         1.   To elect one director to hold a staggered term expiring in 1999;

         2. To ratify the selection of Arthur Andersen LLP as independent auditors of the Company for the year ending March 31, 1996; and

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on June 11, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

                                       By Order of the Board of Directors

                                       /s/ Charles R. Osenbaugh

                                       Charles R. Osenbaugh
                                       Secretary

Bellevue, Washington
June 17, 1996


         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

                                 TIMELINE, INC.
                        3055 112TH AVENUE N.E., SUITE 106
                           BELLEVUE, WASHINGTON 98004

                              --------------------

                                 PROXY STATEMENT

                              --------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Timeline, Inc., a Washington corporation (the "Company" or "Timeline"), for use at the Annual Meeting of Shareholders to be held on Monday, July 15, 1996, at 4:00 P.M., PDT (the "Annual Meeting"), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Woodmark Hotel, 1200 Carillon Point, Kirkland, Washington.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of the Company's Common Stock (the "Common Stock") in their names which are beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

         The Company intends to mail this proxy statement and accompanying proxy card on or about June 19, 1996, to all shareholders entitled to vote at the Annual Meeting.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at the Company's 1997 Annual Meeting of Shareholders (the "1997 Annual Meeting") must be received by the Company not later than February 3, 1997 in order to be included in the proxy statement and proxy relating to the 1997 Annual Meeting. In addition, any proposals to be brought before the shareholders must comply with the procedural requirements contained in the Company's Bylaws.

VOTING AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on June 11, 1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on June 11, 1996, there were outstanding and entitled to vote 3,136,106 shares of Common Stock. Shareholders of record on such date are entitled to one vote for each share of Common Stock held on all matters to be voted upon at the meeting. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

         A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3055 112th Avenue N.E., Suite 106, Bellevue, Washington 98004, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Company's Restated Articles of Incorporation (the "Articles") divide the Board of Directors into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors. The Articles further provide that each class will be elected to serve for a staggered three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified, or until such directors' earlier death, resignation or removal.

         The Board of Directors is presently composed of five members. The director nominee, Mr. Charles R. Osenbaugh, is the nominee for the class of directors to be elected at the annual meeting for a three-year term expiring at the 1999 annual meeting of shareholders. At each annual meeting of the shareholders, directors will be elected for a three-year term to succeed those directors in the class whose term has so expired. If elected at the Annual Meeting, the director nominee would serve until his successor is elected and qualified, or until his earlier death, resignation or removal.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. It is the intention of the persons named in the enclosed proxy, unless authorization to do so is withheld, to vote the proxies received by them for the election of the nominee named below. If, prior to the Annual Meeting, the nominee should become unavailable for election, an event which currently is not anticipated by the Board, the proxies will be voted for the election of such substitute nominee or nominees as the Board of Directors may propose. Mr. Osenbaugh has agreed to serve if elected and management has no reason to believe that he will be unable to serve.

         Set forth below is biographical information for Mr. Osenbaugh.

         CHARLES R. OSENBAUGH has served as Executive Vice President -- Finance, Chief Financial Officer, Treasurer, Secretary and a Director since inception. From April 1988 to April 1993, Mr. Osenbaugh served as Executive Vice President, Chief Executive Officer and a Director, and from April 1993 to July 1994 as President and a Director, of Timeline Services, Inc. From 1975 to 1988, Mr. Osenbaugh was a partner of Lasher & Johnson, a Seattle law firm. From 1973 to 1975, Mr. Osenbaugh practiced public accounting with Arthur Andersen & Co. He holds a B.B.A. degree in economics and a J.D. degree, both from the University of Iowa, and received his CPA certificate in 1975.

         Set forth below is biographical information for directors whose terms continue after the annual meeting.

DIRECTORS WITH TERMS EXPIRING AT THE 1997 ANNUAL MEETING

         DONALD K. BABCOCK is a founder of the Company and a Director since inception. He currently serves as Senior Technologist, and previously was Senior Vice President of Research & Development and Chief Technologist. He was also a founder of Timeline Services, Inc. and served as a director from its inception in 1977 until its merger into the Company in July 1994. From 1977 to April 1993, Mr. Babcock also served as Senior Vice President and Chief Technologist of Timeline Services, Inc. From 1970 to 1977, he was a consultant with Riggs, Babcock & Mishko, a Tacoma, Washington-based data processing and consulting firm to the property and casualty insurance industry. Mr. Babcock was Manager of Systems Programming at United Pacific Insurance Company from 1965 to 1970, and a data processor in the U.S. Air Force from 1955 to 1965.

         KENT L. JOHNSON has been a Director of the Company since inception. He is President of Alexander Hutton Capital, L.L.C., a Seattle-based investment banking firm that he co-founded in October 1994 and that specializes in equity capital formation for emerging growth companies. From April 1989 to June 1994, he served as Senior Vice President and Chief Operating Officer of Brazier Forest Industries, Inc., a Seattle-based forest products company. From 1987 to 1989, he was President and Chief Executive Officer of OverDrive Systems, Inc., an electronic publishing software company based in Cleveland, Ohio, and from 1982 to 1987, was President and Chief Executive Officer of Microrim, Inc., a database software company located in Bellevue, Washington. Prior to entering the software industry, Mr. Johnson was Chief Financial Officer of Fiberchem, Inc., a wholesale distributor, from 1977 to 1982. Following his military career as an officer in the U.S. Army, Mr. Johnson began his professional career as a management consultant with Arthur Andersen & Co., where he was employed from 1970 to 1977. Mr. Johnson currently serves as a director of several private companies, and devotes considerable time to private investment activities. Mr. Johnson has a B.B.A. degree in Business Administration from the University of Washington and an M.B.A. degree from Seattle University, where he serves on the Business Advisory Board. He received his CPA certificate in 1970.

DIRECTORS WITH TERMS EXPIRING AT THE 1998 ANNUAL MEETING

         JOHN W. CALAHAN is a founder of the Company and has been President, Chief Executive Officer and a Director since inception in April 1993. He was also a founder and director of the Company's predecessor, Timeline Services, Inc., from its inception in 1977 until its merger into the Company in July 1994. From 1977 to April 1993, Mr. Calahan also served as President of Timeline Services, Inc. From 1971 to 1977, Mr. Calahan practiced public accounting in Seattle with Arthur Andersen & Co., Ernst & Ernst (now Ernst & Young), and Calahan, Reed & Gunn. He holds a B.A. degree in accounting from the University of Washington and received his CPA certificate in 1972.

         MICHAEL R. HALLMAN has been a director of the Company since inception. Since November 1993, he has served as Chairman of the Board of Information Optics Corporation, an optical computer memory and storage company located in Issaquah, Washington. Mr. Hallman is also the founder and President of the Hallman Group, a management consulting firm that focuses on marketing, sales, organizational development and operations for the computer industry. From February 1990 to March 1992, he was President and Chief Operating Officer of Microsoft Corporation. From February 1987 to February 1990, Mr. Hallman served as Vice President of the Boeing Company and as President of Boeing Computer Services, Inc. Mr. Hallman started his career with the IBM Corporation, where he last held the position of Vice President of Field Operations. He now serves as a director of several public and private companies, including Intuit, Inc., InFocus Systems, Inc., Amdahl, Network Appliance Corp., and Keytronics Corporation. Mr. Hallman holds a B.B.A. degree in Business Administration and an M.B.A. degree, both from the University of Michigan.

         Set forth below is biographical information for the executive officers of the Company.

         FREDERICK W. DEAN serves as Vice President - Product Management and has been a Vice President since the Company's inception. From 1979 to April 1993, Mr. Dean served as Vice President at Timeline Services, Inc. He practiced public accounting at Calahan, Reed & Gunn from 1978 to 1979, and at Arthur Andersen & Co. from 1973 to 1977. From 1977 to 1978, Mr. Dean was the Controller of the Seattle Mariners Baseball Club. Mr. Dean holds a B.A. degree in accounting from the University of Washington.

         MICHAEL G. EVANS has served as a Managing Director of London-based Timeline Europe Ltd. since its inception in November 1995. From January 1995 to November 1995, Mr. Evans was Senior Director of Financial Applications for North America at Comshare, Inc. Prior to this, Michael worked for Comshare's United Kingdom subsidiary for nine years. Mr. Evans earned a B.A. with Honors from The University of Kent in Canterbury, Kent, England in 1975, and was qualified as a Chartered Accountant in 1978.

         MICHAEL R. MOORADIAN joined the Company as Vice President - North American Sales in January 1996. From 1991 until 1995, Mr. Mooradian worked for Comshare, Inc., first as a Marketing Representative, then Sales Manager, and finally Central Regional Sales Director. Prior to that, he was a Senior Account Executive with Ross Systems, Inc. from 1989 to 1991, a Sales Representative with Corporate Class Software, Inc. from 1987 to 1989, and a Sales Representative with Information Resources, Inc. from 1986 to 1987 and with Hewlett -Packard from 1984 to 1986. Mr. Mooradian graduated from DePaul University in 1981 with a B.S. in Business Administration.

         ROBERT B. WALLACE serves as Vice President - Educational Services and has been with the Company since July 1994, having joined the Company at inception as Vice President of Consulting Services. From 1989 to April 1993, Mr. Wallace was the Vice President of Sales and Marketing of Timeline Services, Inc. He served as Senior Vice President and Chief Financial Officer of BMG Corporation, a Seattle-based construction equipment manager, from 1987 to 1989. From 1983 to 1989, Mr. Wallace was Senior Vice President, Chief Financial Officer and Chief Operating Officer of Accountant MicroSystems, Inc., an accounting systems software company in Bellevue, Washington. Mr. Wallace previously practiced public accounting with Arthur Andersen & Co. He has a B.A. degree in accounting from the University of Washington, and is a certified public accountant.

         DAVID B. KOUCHI joined the Company as Program Manager in October 1993, became Director of Research & Development in March 1994, and recently was named Vice President of Development. From May 1993 to October 1993, Mr. Kouchi was Program Manager at Ackerley Communications, Inc., where he initiated the downsizing of financial and operational software applications from mini-computers onto a desktop client/server environment. While at Microsoft Corporation from January 1991 to May 1993, Mr. Kouchi was a member of the Microsoft Access(R) testing team where his responsibilities included performance bench marking and analysis, development and testing of Access(R) user interface enhancements, and development of demonstration applications. Mr. Kouchi was employed as a software test analyst at Safeco Insurance Company in 1990. He holds a B.A. degree in business administration/information systems from the University of Washington.

         OWEN A. CARTON has been Vice President of the Company since joining in November 1993. From June 1992 to September 1993, Mr. Carton was Product Manager, Database Management Products in Microsoft Corporation's Worldwide Marketing Division, where he was responsible for developing and implementing business strategies for the promotion of Microsoft database management software programs and applications (i.e., Microsoft Access(R)) with domestic U.S. and worldwide responsibility. From October 1986 to June 1992, Mr. Carton was employed by Microsoft Ltd., a wholly-owned subsidiary of Microsoft which is responsible for the sale and marketing of Microsoft products and for after-sales customer support services and on-site installation of customized software products and systems to major corporate clients in Europe. At Microsoft Ltd., Mr. Carton ultimately attained the position of Corporate Account Manager within the company's Finance Group, where he was responsible for the sale and implementation of Microsoft products to major financial companies throughout the U.K., including the Royal Bank of Scotland and the Union Bank of Switzerland and the development of a Merchant Banking Sector Sales Program. Mr. Carton received his Leaving Certificate Qualification with honors from St. Paul's College, Dublin, Ireland, in 1982.

                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE IN FAVOR OF MR. OSENBAUGH

BOARD COMMITTEES AND MEETINGS

         The Board of Directors, which held eight meetings during the year ended March 31, 1996, has an Audit Committee and a Compensation Committee. Messrs. Hallman and Johnson served as members of each of the Audit Committee and the Compensation Committee for the year ended March 31, 1996.

         The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, and reviews and evaluates the Company's internal control functions. During the year ended March 31, 1996, the Audit Committee met one time.

         The Compensation Committee administers the Company's stock option plans and makes recommendations to the Board of Directors concerning compensation for executive officers and consultants of the Company. During the year ended March 31, 1996, the Compensation Committee met two times.

         The Company has agreed with H. J. Meyers & Co., Inc., (formerly Thomas James Associates, Inc.) that, for a period of 36 months from the closing of the Company's initial public offering in January 1995, the Company will allow an observer designated by H. J. Meyers & Co., Inc. and acceptable to the Company to attend all meetings of the Board of Directors. Such observer will have no voting rights. He or she will be reimbursed for out-of-pocket expenses incurred in attending such meetings, and will be indemnified against any claims arising out of participation at Board meetings, including claims based on liabilities arising under the securities laws.

         During the year ended March 31, 1996, all of the directors attended at least 75% of the total number of meetings of the Board of Directors and committees on which they served.

                      PROPOSAL 2: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

         The Board of Directors has selected Arthur Andersen LLP as the Company's independent auditors for the year ending March 31, 1996, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Arthur Andersen LLP has audited the Company's financial statements since the Company's inception in 1993. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the shareholders for ratification as a matter of good corporation practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection were ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its shareholders.

         The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of Arthur Andersen LLP.

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE IN FAVOR OF PROPOSAL 2

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of May 31, 1996 by: (i) each director; (ii) the Company's Chief Executive Officer and each of its other four most highly compensated executives (collectively, the "Named Executive Officers") for the year ended March 31, 1996; and (iii) all directors and executive officers of the Company as a group. The Company is not aware of any person who is a beneficial owner of more than 5% of its Common Stock other than certain of its executive officers who are identified below.

                                                                                   SHARES OF COMMON STOCK
                                                                                   BENEFICIALLY OWNED (1)
                                                                                ----------------------------
                                                                                 NUMBER             PERCENT
         BENEFICIAL OWNER                                                       OF SHARES          OF TOTAL
         ----------------                                                       ---------          --------
         John W. Calahan (2)                                                     413,876            14.6%
         c/o Timeline, Inc.
         3055 112th Avenue N.E., Suite 106
         Bellevue, WA  98004

         Charles R. Osenbaugh (3)                                                254,787             9.0
         c/o Timeline, Inc.
         3055 112th Avenue N.E., Suite 106
         Bellevue, WA  98004

         Donald K. Babcock (4)                                                   187,175             6.6
         c/o Timeline, Inc.
         3055 112th Avenue N.E., Suite 106
         Bellevue, WA  98004

         Frederick W. Dean (5)                                                   149,650             5.3
         c/o Timeline, Inc.
         3055 112th Avenue N.E., Suite 106
         Bellevue, WA  98004

         Michael R. Hallman (6)                                                   85,273             3.0
         600 Skyline Tower
         10900 N.E. 4th Street
         Bellevue, WA  98004

         Kent L. Johnson (7)                                                      51,998             1.8
         c/o Alexander Hutton Capital, L.L.C.
         1325 4th Avenue, Suite 535
         Seattle, WA  98101

         Robert B. Wallace (8)                                                    17,505             0.6
         c/o Timeline, Inc.
         3055 112th Avenue N.E., Suite 106
         Bellevue, WA  98004

         All directors and executive officers as a group                       1,175,299            41.0
             (nine persons) (9)

(1) This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, each of the shareholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.

(2) Includes (i) 11,276 shares issuable upon exercise of vested options held by Mr. Calahan and (ii) 6,600 shares issuable upon exercise of warrants granted to Mr. Calahan in connection with certain Company loan guarantees.

(3) Includes (i) 11,026 shares issuable upon exercise of vested options held by Mr. Osenbaugh and (ii) 17,325 shares issuable upon exercise of warrants granted to Mr. Osenbaugh in connection with certain Company loan guarantees. Does not include 15,015 shares held in an individual retirement account belonging to Mr. Osenbaugh's spouse; Mr. Osenbaugh disclaims any beneficial interest in such shares.

(4) Includes 8,776 shares issuable upon exercise of vested options held by Mr. Babcock.

(5) Includes (i) 6,600 shares issuable upon exercise of warrants granted to Mr. Dean in connection with certain Company loan guarantees and (ii) 4,650 shares issuable upon exercise of vested options held by Mr. Dean.

(6) Includes (i) 42,098 shares issuable upon exercise of vested options held by Mr. Hallman and (ii) 4,125 shares issuable upon exercise of warrants granted to Mr. Hallman in connection with a loan he made to the Company.

(7) Includes 42,098 shares issuable upon exercise of vested options held by Mr. Johnson

(8) Includes 13,875 shares issuable upon exercise of vested options held by Mr. Wallace.

(9) Consists of Messrs. Calahan, Osenbaugh, Babcock, Dean, Wallace, Kouchi, Hallman, Johnson, Carton, Evans, and Mooradian.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table shows for the years ended March 31, 1996 and 1995, respectively, certain compensation awarded or paid to, or earned by, the Named Executive Officers:

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM
                                                         ANNUAL COMPENSATION      COMPENSATION
                                                         -------------------      ------------
                                                                                   SECURITIES          ALL OTHER
                                                                           BONUS   UNDERLYING        COMPENSATION
NAME AND PRINCIPAL POSITION                YEAR          SALARY ($)         ($)    OPTION (1)           ($)(2)
- ---------------------------                ----          ----------        -----   ----------           ------
John Calahan, President & Chief            1996          $183,035            --      10,000            $10,515
   Executive Officer                       1995           111,702            --       6,600(3)           5,665


Charles R. Osenbaugh, Executive            1996           145,030            --       9,000              6,000
   Vice President and Chief                1995           100,000            --      17,325(3)           6,732
   Financial Officer                                                         --


Frederick W. Dean, Vice                    1996           106,869            --      12,000              4,549
   President -- Product                    1995           106,367            --       6,600(3)           8,548
   Management

Robert B. Wallace, Vice President          1996           128,813            --      26,000                 --
   -- Educational Services                 1995           113,918            --          --              2,023


Donald K. Babcock, Senior                  1996           124,390            --          --              2,613
   Technologist                            1995           104,836            --          --              3,959



(1) All referenced options granted are exercisable at prices equal to the fair market value of the Common Stock on the respective dates of grant.

(2) Represents dollar value of medical, disability, and life insurance premiums paid by the Company for the benefit of the respective named officers.

(3) Represents warrants to purchase the indicated number of shares of Common Stock, at an exercise price of $3.64 per share, as consideration for certain personal guarantees of loans incurred by the Company.

STOCK OPTION GRANTS AND EXERCISES

         For the fiscal year ended March 31, 1996, no options were exercised by the Named Executive Officers. The following table shows, for the fiscal year ended March 31, 1996, certain information regarding options granted to the Named Executive Officers:

                                                                                                      POTENTIAL REALIZABLE VALUE
                            NUMBER OF                                                                  AT ASSUMED ANNUAL RATES
                              SHARES           PERCENTAGE OF                                                OF STOCK PRICE
                            UNDERLYING         TOTAL OPTIONS          EXERCISE                             APPRECIATION FOR
                             OPTIONS             GRANTED TO           PRICE PER         EXPIRATION           OPTION TERM
NAME                       GRANTED (#1)          EMPLOYEES              SHARE              DATE            5%        10%
- ----                       ------------          ---------              -----              ----            --        ---
John Calahan                 10,000                  5.4%               $3.93            4/30/05         $24,900   $62,700
Charles Osenbaugh             9,000                  4.8%                3.57            4/30/05          20,340    51,930
Frederick Dean               12,000                  6.4%                3.57            4/30/05          27,120    69,240
Robert Wallace                6,000                  3.2%                3.57            4/30/05          13,560    34,610
                             20,000                 10.7%                6.75            8/03/05          45,200   115,400


         The following table shows, for the fiscal year ended March 31, 1996, certain information regarding options held at year end by the Named Executive Officers.

                       FISCAL YEAR-END 1996 OPTION VALUES

                                                          NUMBER OF SHARES
                                                           OF COMMON STOCK                      VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED                  IN-THE-MONEY OPTIONS
                                                      OPTIONS AT FISCAL YEAR END              AT FISCAL YEAR ENDED (1)
                                                      --------------------------              ------------------------
NAME                                                EXERCISABLE        UNEXERCISABLE         EXERCISABLE       UNEXERCISABLE
- ----                                                -----------        -------------         -----------       -------------
John Calahan, President & Chief Executive
    Officer .................................        17,876                7,500               $64,228             $18,375

Charles R. Osenbaugh, Executive Vice
    President and Chief Financial Officer....        28,351                6,750                93,812              18,968

Frederick W. Dean, Vice President --
    Product Management ......................        11,250               10,650                31,035              29,811

Robert B. Wallace, Vice President --
    Educational Services ....................        13,875               36,875                38,123              39,153

Donald K. Babcock, Senior Technologist ......         8,776                - 0 -                40,019               - 0 -



(1) Value of unexercised in-the-money options is calculated based on the market value of the underlying securities, minus the exercise price, and assumes sale of the underlying securities on March 31, 1996 at the fair market value of $6.38 per share.

COMPENSATION OF DIRECTORS

         During the year ended March 31, 1996, the Company did not compensate its directors for their service as directors. Pursuant to the terms of the Company's Directors' Non-Qualified Stock Option Plan, the non-employee directors of the Company were each granted options to purchase 3,000 shares of Common Stock on May 1, 1995. These options are also to be automatically granted to any new non-employee director 90 days after he or she becomes a director.

EMPLOYMENT AGREEMENTS

         Messrs. Calahan, Kouchi and Babcock have entered into employment agreements with the Company, each of which became effective February 1, 1995.

         Mr. Calahan's five-year agreement provides for an annual salary of $150,000, with an annual bonus of up to $75,000 based on achievement of net income goals to be established by the Board of Directors. In the event of termination of Mr. Calahan's employment by the Company during the initial 24 months of the agreement, except in the case of termination for cause, he will continue to receive the remaining portion of his salary until expiration of such 24-month period. Under terms of a noncompete agreement with the Company, Mr. Calahan has agreed not to compete with the Company for two years following termination of his employment. If there is a change of control in the Company which results in removal of Mr. Calahan as an executive officer or director of the Company, the agreement provides that the Company will pay Mr. Calahan $250,000.

         Mr. Babcock's five-year agreement provides for an annual salary of $127,000, and permits Mr. Babcock to defer up to $25,000 of his salary each year. In the event of involuntary termination of Mr. Babcock's employment, except in the case of termination for cause as specified in the agreement, he will continue to receive $70,000 annually for each year remaining on his employment contract from the date of termination. He has agreed not to compete with the Company for a period of 10 years following the termination of his employment.

                              CERTAIN TRANSACTIONS

         The Company has granted warrants in connection with various loans made to the Company and personal guarantees of third-party debt incurred by the Company. The number of shares subject to each such warrant, and the exercise price of each, was negotiated at the respective times each such warrant was granted. In August 1993, Mr. Hallman was granted a warrant to purchase 4,125 shares of Common Stock, at an exercise price of $3.64 per share, in connection with a loan he made to the Company. In July 1994, Messrs. Calahan, Osenbaugh and Dean were granted warrants to purchase 6,600, 17,325 and 6,600 shares of Common Stock, respectively, each at an exercise price of $3.64 per share, as consideration for certain personal guarantees of loans incurred by the Company.

         Mr. Osenbaugh is a 50% shareholder of SoftForce Inc., an Iowa-based distributor of software which currently employs six persons. The remaining shares of SoftForce, Inc. are owned by a brother of Mr. Osenbaugh. SoftForce Inc. distributes Company products pursuant to a standard Company distribution agreement. The Company believes its distribution agreement with SoftForce Inc. was made on terms no less favorable to the Company than could have been obtained from unaffiliated third party distributors.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and change in ownership with the SEC and with the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 disclosing delinquently reported transactions were required for those persons, the Company believes that, during the year ended March 31, 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except for the following: (1) No Form 3 Initial Statement of Beneficial Ownership of Securities was filed by February 10, 1996 for Michael Mooradian. Mr. Mooradian's beneficial ownership of Timeline Securities has been reported on a Form 5 filed on May 15, 1996. (2) No Form 5 was filed by May 15, 1996 to reflect the termination of Kent Johnson's indirect ownership of Timeline Securities owned by his former spouse. A Form 5 was filed on or about June 14, 1996.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       /s/ Charles R. Osenbaugh

                                       Charles R. Osenbaugh
                                       Secretary

June 17, 1995

     PLEASE MARK YOUR
/X/  VOTE AS IN THIS
     EXAMPLE.


                  FOR      WITHHOLD AUTHORITY
1. Election of
   one director   / /             / /           NOMINEE: Charles R. Osenbaugh
   for a three
   year term expiring at the 1999 Annual Meeting.

                                                     FOR     AGAINST    ABSTAIN
2. Ratification of the selection of Arthur
   Andersen LLP as independent auditors              / /       / /        / /
   of the Company for the year ending
   March 31, 1996.

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

                          I PLAN TO ATTEND MEETING   / /

If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope.

Please sign, date and return this Proxy Card today, using the enclosed envelope.



SIGNATURE(S) ________________________________________________ DATE ____________
NOTE: Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such if a partnership, please sign in the partnership name by authorized person(s).



                                 TIMELINE, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Timeline, Inc., a Washington corporation (the "Company"), hereby appoints John W. Calahan and Charles R. Osenbaugh, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, July 15, 1996, at 4:00 P.M. PDT, at the Woodmark Hotel, 1200 Carillon Point, Kirkland, Washington, 98033 and any adjournments or postponements thereof upon the matters set forth on the reverse side of this Proxy Card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)